Exhibit 1.1

6,330,000 American Depositary Shares

Each Representing Three Ordinary Shares, Par Value $0.0001 Per Ordinary Share

JA Solar Holdings Co., Ltd.

American Depositary Shares

FORM OF UNDERWRITING AGREEMENT

October [•], 2007

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue,

New York, N.Y. 10010-3629

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, N.Y. 10019

As U.S. Representatives of the Several U.S. Underwriters

CREDIT SUISSE (HONG KONG) LIMITED

45th Floor, Two Exchange Square

8 Connaught Place

Central, Hong Kong

LEHMAN BROTHERS INTERNATIONAL (EUROPE)

25 Bank Street

London E14 5LE

United Kingdom

As International Representatives of the Several International Underwriters

Dear Sirs:

1. Introductory. JA Solar Holdings Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Company”), agrees with the several Underwriters (as defined below) to issue and sell (the “Offering”) 4,000,000 American Depositary Shares (“ADSs”), each ADS representing three of the Company’s ordinary shares, par value US$0.0001 per share (“Ordinary Shares”) and the shareholders listed in Schedule B hereto (“Selling Shareholders”) propose to sell severally an aggregate of 2,330,000 ADSs (together with the ADSs being sold by the Company being hereinafter referred to as the “Firm

Securities”). The Company agrees to issue and sell to the Underwriters, at the option of the Representatives, an aggregate of not more than 949,500 additional ADSs (the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”. Unless the context otherwise requires, each reference to the Firm Securities, the Optional Securities or the Offered Securities herein also includes the Ordinary Shares underlying such Securities.

It is understood that, on the terms and subject to the conditions hereinafter stated (i) [•] Firm Securities (the “U.S. Firm Securities”) will be sold to the several U.S. Underwriters named in Schedule A-1 hereto (the “U.S. Underwriters”) in connection with the offering and sale of such U.S. Firm Securities in the United States and Canada to United States and Canadian Persons (as such terms are defined below) and (ii) [•] Firm Securities (the “International Firm Securities”) will be sold to the several international Underwriters named in Schedule A-2 hereto (the “International Underwriters”) in connection with the offering and sale of such International Firm Securities outside the United States and Canada, including to professional and institutional investors in Hong Kong and to certain corporate investors outside the United States and Canada. Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. shall act as representatives (the “U.S. Representatives”) of the several U.S. Underwriters; Credit Suisse (Hong Kong) Limited and Lehman Brothers International (Europe) shall act as representatives (the “International Representatives”) of the International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the “Underwriters.” The U.S. Representatives and the International Representatives are hereinafter collectively referred to as the “Representatives.” As used herein, (A) “United States or Canadian Person” shall mean any national or resident of the United States or Canada, or any corporation, pension, profit-sharing or other trust or other entity organized under the laws of the United States or Canada or of any political subdivision thereof (other than a branch located outside the United States and Canada of any United States or Canadian Person), and shall include any United States or Canadian branch of a person who is otherwise not a United States or Canadian Person, (B) “United States” shall mean the United States of America, its territories, its possessions and all areas subject to its jurisdiction, and (C) “Canada” shall mean Canada, its provinces, its territories and all areas subject to its jurisdiction.

The ADSs purchased by the Underwriters will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to a Deposit Agreement dated as of February 6, 2007 (the “Deposit Agreement”), among the Company, The Bank of New York, as depositary (the “Depositary”), and all owners and beneficial owners from time to time of the ADSs.

2. Representations and Warranties of the Company and Selling Shareholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

(i) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement under the U.S. Securities Act of 1933, as amended (the “Securities Act”), relating to the Offered Securities, on Form F-1 (No. 333-146210) (the initial filing and all pre-effective amendments thereto collectively being referred to as the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to the Representatives, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(i) hereof and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the “Registration Statement.” No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

The prospectus relating to the Offered Securities, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Final Prospectus.” Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereafter referred to as a “Preliminary Prospectus;” and the preliminary prospectus included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereafter referred to as the “Pricing Prospectus”. Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Offered Securities (including any electronic road show) is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the public offering price of the Offered Securities and the Issuer Free Writing Prospectuses, if any, attached and listed in Schedule C hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package.”

The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering.

All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the ADS Registration Statement (as defined below), the 8-A Registration Statement (as defined below), any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus or the Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

The Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Securities Act) in a manner that causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

For purposes of this Agreement:

“Closing Date” has the meaning defined in Section 3 hereof.

“Effective Date” with respect to the Initial Registration Statement or the Rule 462(b) Registration Statement (if any) means the date of the Effective Time thereof.

“Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Rule 462(b) Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Rule 462(b) Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such Rule 462(b) Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule C to this Agreement.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the NASDAQ Stock Market.

(ii) Compliance with Securities Act Requirements. The Registration Statement complies and the Final Prospectus and any further amendments or supplements to the Registration Statement or the Final Prospectus will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Final Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Representatives consists solely of the material referred to in Section 8(b) hereof (the “Underwriter Information”).

(iii) Pricing Disclosure Package. For purposes of this Agreement, the “Applicable Time” is [•] p.m. (U.S. Eastern Standard Time) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complied and complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Prospectus, and each Issuer Free Writing Prospectus not listed in Schedule C hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 2(a)(iii) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information.

(iv) ADS Registration Statement. The Company and the Depositary have filed with the Commission a registration statement, and amendments thereto, on Form F-6 (No. 333-14009) for the registration under the Securities Act of the ADSs, which registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as amended at the time it became effective is hereinafter referred to as the “ADS Registration Statement.” No stop order suspending the effectiveness of the ADS Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. At the time of the effectiveness of the ADS Registration Statement and at the Closing Date and each Additional Closing Date, if any, the ADS Registration Statement complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(v) Form 8-A Registration Statement. A registration statement on Form 8-A (File No. 001-33290) in respect of the registration of the Offered Securities under the Exchange Act was filed with the Commission on February 1, 2007 and amended on February 2, 2007; such registration statement in the form thereof delivered to the Representatives for each of the other Underwriters was declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter referred to as the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto, if any, will conform, in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vi) Independent Auditors. PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PricewaterhouseCoopers”), who have audited the financial statements (including, unless otherwise indicated, the notes thereto) of the Company and its subsidiaries that are included in the Registration Statement, Pricing Prospectus and the Final Prospectus, and whose reports appear in the Registration Statement, the Pricing Prospectus and the Final Prospectus, are an independent registered public accounting firm and are independent as required by the Securities Act, the Exchange Act and the Rules and Regulations.

(vii) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Schedule G hereto (each, a “Subsidiary” and, collectively, the “Subsidiaries”), (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectus.

(viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Pricing Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Pricing Prospectus, will be as set forth in the column headed “As adjusted” under the caption “Capitalization”. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary (i) any Offered Securities or other security of the Company, (ii) any security convertible into, or exercisable or exchangeable for, Ordinary Shares or any other security of the Company, (iii) any capital stock or other security of any Subsidiary or (iv) any security convertible into, or exercisable or exchangeable for, such capital stock or any other security of any Subsidiary (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement, or as otherwise disclosed in the Pricing Prospectus or the Final Prospectus.

(ix) Stock Options. All grants of options to acquire Ordinary Shares granted by the Company (“Company Stock Options”) were validly issued and properly approved by the Board of Directors of the Company (the “Board of Directors”) in material compliance with all applicable laws and the terms of the plans under which such Company Stock Options were issued and were recorded on the Company financial statements included in the Registration Statement, the Pricing Prospectus and the Final Prospectus in accordance with United States generally accepted accounting principles (“U.S. GAAP”), and no such grants involved any “back-dating,” “forward dating,” “spring loading” or similar practices with respect to the effective date of grant.

(x) Offered Securities. The Offered Securities have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Offered Securities in the Offering. The Offered Securities conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Final Prospectus. Except as disclosed in the Pricing Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(xi) ADSs. The ADSs, when issued by the Depositary against the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights of registered holders of ADSs specified therein and in the Deposit Agreement.

(xii) Accuracy of Descriptions. The Deposit Agreement, the ADSs and the ADRs conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Final Prospectus.

(xiii) Transferability. The Offered Securities are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus) the initial holders thereof; and, except as disclosed in the Pricing Prospectus, there are no restrictions on subsequent transfers of the Offered Securities under the laws of the Cayman Islands, the British Virgin Islands, the People’s Republic of China (the “PRC”) or the United States. No holder of the Offered Securities is or will be subject to personal liability solely by reason of being such a holder.

(xiv) Subsidiaries. The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company in the respective percentages set forth in the Registration Statement, the Pricing Prospectus and the Final Prospectus, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”). None of the issued shares of capital stock or other ownership interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such Subsidiary.

(xv) Good Standing of the Company. The Company has been duly organized and validly exists as an exempted limited liability company in good standing under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Prospectus and the Final Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Pricing Prospectus (any such effect being a “Material Adverse Effect”).

(xvi) Effectiveness of Organizational Documents. The Memorandum of Association and Articles of Association of the Company, as amended from time to time, comply with the requirements of Cayman Islands law and are in full force and effect.

(xvii) Overseas Subsidiary. JA Development Co., Ltd., a company organized and existing under the laws of the British Virgin Islands (the “Overseas Subsidiary”), has been duly organized and validly exists as an exempted limited liability company in good standing under the laws of the British Virgin Islands. The Overseas Subsidiary has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Prospectus and the Final Prospectus, and to own, lease and operate its properties. The Overseas Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

(xviii) PRC Subsidiaries. Except for the entities incorporated in the PRC as listed on Schedule G (each a “PRC Subsidiary”), the Company has no direct or indirect subsidiaries or any other entity over which it has direct or indirect effective control incorporated or operating in the PRC. Each PRC Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of the PRC. The liability of the Company or any other equity investor in respect of equity interests held in each PRC Subsidiary is limited to its investment therein. Each PRC Subsidiary’s business license is in full force and effect. Each of the PRC Subsidiaries (i) has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Prospectus and the Final Prospectus, and to own, lease and operate its respective properties, and (ii) is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, as disclosed in the Pricing Disclosure Package or for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. The Articles of Association of each PRC Subsidiary comply with the requirements of applicable PRC law, including the PRC Company Law, and are in full force and effect.

(xix) Possession of Required Consents. (i) Each of the Company and each Subsidiary has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own or lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, except in each case as disclosed in the Pricing Disclosure Package or could not reasonably be expected to have a Material Adverse Effect, and each such Consent is valid and in full force and effect, and (ii) neither the Company nor any such Subsidiary has received notice of any investigation or proceedings which resulted in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of, in each case, a materially burdensome restriction on, any Consent. None of the current businesses, activities, agreements or commitments of the Company or any Subsidiary is unauthorized or exceeds the business scope of its business licenses, except in each case as could not reasonably be expected to have a Material Adverse Effect. Each of the Company and each Subsidiary are in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except as disclosed in the Pricing Disclosure Package or where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus.

(xx) Authorization of Agreements. The Company has full right, power and authority to execute and deliver this Agreement and the Deposit Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Final Prospectus. This Agreement, the Deposit Agreement and the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Final Prospectus have been duly and validly authorized by the Company. Each of this Agreement and the Deposit Agreement has been duly and validly executed and delivered by the Company and the Deposit Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(xxi) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Final Prospectus do not and will not (i) conflict with, require consent under or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, (ii) violate or conflict with any provision of the certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except with respect to (i) where any conflict, breach or violation would not, individually or in the aggregate, have a Material Adverse Effect.

(xxii) Absence of Further Requirements. No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement and the Deposit Agreement or consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Final Prospectus, including the issuance, sale and delivery of the Offered Securities to be issued, sold and delivered hereunder, except (i) the registration under the Securities Act of the Offered Securities, which has become effective, and the listing of the Offered Securities on the Nasdaq, (ii) such Consents as may be required under state or foreign securities or “Blue Sky” laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. in connection with the purchase and distribution of the Offered Securities by the Underwriters, each of which has been obtained and is in full force and effect and (iii) such Consents as have been duly obtained and are in full force and effect.

(xxiii) Litigation. There is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(xxiv) Financial Statements. The financial statements (including the notes thereto), and the supporting schedules and pro forma information, if any, included in the Registration Statement, the Pricing Prospectus and the Final Prospectus present fairly, in all material respects, the financial position as of the dates indicated, and the cash flows and results of operations for the periods specified, of the Company and its consolidated subsidiaries; said financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved; and the supporting schedules, if any, included in the Registration Statement, the Pricing Prospectus and the Final Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Prospectus by the Securities Act or the Rules and Regulations. The summary and selected consolidated financial data and any unaudited financial information included in the Registration Statement, the Pricing Prospectus and the Final Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Prospectus and the Final Prospectus and the books and records of the respective entities presented therein.

(xxv) Pro Forma Financial Information. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Pricing Prospectus and the Final Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information that is included in the Registration Statement, the Pricing Prospectus and the Final Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and includes all adjustments necessary to present fairly in accordance with U.S. GAAP the information presented therein at the respective dates indicated.

(xxvi) Assumptions Underlying Pro Forma Financial Information. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, the Pricing Prospectus and the Final Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(xxvii) Statistical and Market-Related Data. The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Final Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(xxviii) Registration and Listing. The Offered Securities have been registered pursuant to Section 12(b) of the Exchange Act. The Offered Securities have been approved for listing on the Nasdaq Global Market (the “Nasdaq”), and apart from the Offered Securities, the other ADSs that were issued in connection with the Company’s initial public offering are validly listed on the Nasdaq. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Offered Securities under the Exchange Act or de-listing the Offered Securities from the Nasdaq, nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or listing.

(xxix) Internal Controls. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, the Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxx) Compliance of Internal Controls with the Exchange Act. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act that are applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the company’s ability to record, process, summarize or report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Final Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting other than as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus.

(xxxi) Compliance of Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act that are applicable to the Company and have been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures (i) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared and (ii) except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, are effective in all material respects to perform the functions for which they were established.

(xxxii) Sarbanes-Oxley Compliance. The Company is actively taking steps to ensure that it will be in compliance with all other applicable provisions of Sarbanes-Oxley, any related rules and regulations promulgated by the Commission and corporate governance requirements under the rules of the NASDAQ Stock Market upon the effectiveness of such provisions and has no reason to believe that it will not be able to comply with such provisions at the time of effectiveness of such provisions.

(xxxiii) Absence of Accounting Issues. Except as set forth in the Pricing Disclosure Package, the Company, the Board of Directors or any committee thereof is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Company, the Board of Directors or any committee thereof review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current fiscal year or prior two fiscal years; or (iii) any significant deficiency, material weakness, change in internal controls or fraud involving management or other employees who have a significant role in internal controls.

(xxxiv) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Pricing Prospectus or the Final Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus. The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company and there is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any other provision of Sarbanes-Oxley.

(xxxv) Stabilization. Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Securities.

(xxxvi) Accurate Disclosure. The statements set forth in the Registration Statement, the Pricing Prospectus and Prospectus under the caption “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Shares Eligible for Future Sale”, “Taxation”, and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(xxxvii) Integration of Other Offerings. Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Offered Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, neither the Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Final Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act.

(xxxviii) Registration Rights. Except as disclosed in the Pricing Disclosure Package, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Offered Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(xxxix) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package, will not be required to seek an order to permit registration under the Investment Company Act of 1940 (the “Investment Company Act”).

(xl) Full Disclosure of Litigation. There are no current or pending judicial, regulatory or other legal or governmental proceedings that are required to be described in the Registration Statement, the Pricing Prospectus and the Final Prospectus and that are not so described or any statutes, regulations, contracts or other documents (including, without limitation, any voting agreement) which are required under the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Pricing Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

(xli) No Finder’s Fee. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement and the Deposit Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(xlii) Title to Property. Each of the Company and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the

Pricing Prospectus and the Final Prospectus. The Company and the Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Prospectus and the Final Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(xliii) Possession of Intellectual Property. Each of the Company and the Subsidiaries (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as presently conducted and as described in the Registration Statement, the Pricing Prospectus and the Final Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the Company’s knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted, licensed or assigned to any other person or entity any right to manufacture, assemble or sell, on behalf of the Company or any Subsidiary, the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement, the Pricing Prospectus and the Final Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(xliv) Insurance. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, the Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, the Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(xlv) Tax Filings. Each of the Company and the Subsidiaries has accurately prepared and timely filed all tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien imposed by any taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, except for liens for taxes not yet due and payable or being contested in good faith.

(xlvi) Absence of Labor Dispute. No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(xlvii) Environmental Laws. There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus and except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission, contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened, administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, except as could not, individually or in the aggregate, have a Material Adverse Effect.

(xlviii) Compliance with Money Laundering Laws. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with financial record-keeping and reporting requirements of all applicable jurisdictions and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xlix) Compliance with FCPA and Related Laws. None of the Company or the Subsidiaries, nor, to the Company’s knowledge, any of their respective officers, directors, managers, agents or employees or affiliates have, directly or indirectly, made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental agency, authority or instrumentality in the United States, the PRC, the Cayman Islands or the British Virgin Islands or any other jurisdiction where either the payment or gift or the purpose of such contribution, payment or gift was, is, or would, after the registration of the Offered Securities under the Exchange Act, be prohibited under applicable law, rule or regulation of any relevant locality, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations promulgated thereunder. None of the Company or the Subsidiaries, nor, to the Company’s knowledge, any of their respective officers, directors, managers, agents, employees or affiliates has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(l) OFAC Compliance. None of the Company or the Subsidiaries, nor, to the Company’s knowledge, any of their respective officers, directors, managers, agents, employees or affiliates thereof is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor a Subsidiary will, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(li) Absence of Existing Defaults and Conflicts. Neither the Company nor any of the Subsidiaries (i) is in violation of its certificate or articles of incorporation or association, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above), for violations or defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(lii) Liquidity. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity” in the Registration Statement, the Pricing Prospectus and the Final Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. Neither the Company nor any Subsidiary has any off-balance sheet arrangements as defined in Item 303 of Regulation S-K, except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus.

(liii) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies” in the Registration Statement, the Pricing Prospectus and the Final Prospectus accurately and fully in all material respects describes accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments.

(liv) Contingent Obligations. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

(lv) Employee Benefits. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Final Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or to any other person.

(lvi) Payments in Foreign Currency. None of the Company or any of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends or other distributions, or from making any other distribution on its equity interest, except as disclosed in the Pricing Prospectus; except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable upon the equity interests in the Company, the PRC Subsidiaries and the Overseas Subsidiary may be converted into foreign currency that may be freely transferred out of the British Virgin Islands, the Cayman Islands or the PRC (after complying with applicable procedural requirements described in the Pricing Prospectus) as the case may be, and all such dividends and other distributions are not and, except as disclosed in the Pricing Prospectus, will not be, subject to withholding or other taxes under the laws and regulations of the British Virgin Islands, the Cayman Islands or the PRC and, except as disclosed in the Pricing Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the British Virgin Islands, the Cayman Islands and the PRC, in each case without the necessity of obtaining any Consent in the British Virgin Islands, the Cayman Islands or the PRC, except such as have been obtained.

(lvii) No Immunity. None of the Company or any of the Subsidiaries nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement and the Deposit Agreement is valid and binding under the laws of the PRC, the Cayman Islands and the British Virgin Islands.

(lviii) No Transaction or Other Taxes. No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the PRC, the British Virgin Islands, the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the issuance, sale or delivery of the Offered Securities to the Underwriters or (ii) the deposit with the Depositary of any Ordinary Shares against the issuance of the corresponding ADSs and related ADRs.

(lix) Foreign Private Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(lx) Passive Foreign Investment Company. [Based on the Company’s current income and assets and the Company’s anticipated utilization of the cash raised in the Offering, the Company presently does not believe that it should be classified as a

“passive foreign investment company” for the current taxable year, as that term is defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.]

(lxi) No Broker-Dealer Affiliation. There are no affiliations or associations between any member of the NASD and any of the officers or directors of the Company or the Subsidiaries, or holders of 5% or greater of the securities of the Company.

(lxii) Validity of Choice of Law. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands, the British Virgin Islands and the PRC and will be honored by courts in the Cayman Islands, the British Virgin Islands and the PRC. The Company has the power to submit, and, pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 16 of this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered CT Corporation System as its authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Final Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the Offered Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 hereof.

(lxiii) Proper Form of Agreements. Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the Cayman Islands, the British Virgin Islands and the PRC in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the British Virgin Islands or the PRC of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands, the British Virgin Islands or the PRC (other than court filings in the ordinary course of proceedings) or that any stamp or similar tax in the Cayman Islands, the British Virgin Islands or the PRC (other than nominal stamp or similar tax payable in the ordinary course of proceedings) be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

(lxiv) Enforceability of Judgments. Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (i) by the courts of the Cayman Islands, provided that (A) such courts had proper jurisdiction over the parties subject to such judgment, (B) such courts did not contravene the rules of natural justice of the Cayman Islands, (C) such judgment was not obtained by fraud, (D) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands, (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands, and (F) there is due compliance with the correct procedures under the laws of the Cayman Islands, and (ii) by the courts of the British Virgin Islands, provided that (A) such courts had proper jurisdiction over the parties subject to such judgment, (B) such courts did not contravene the rules of natural justice of the British Virgin Islands, (C) such judgment was not obtained by fraud, (D) the enforcement of the judgment would not be contrary to the public policy of the British Virgin Islands, (E) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the British Virgin Islands and (F) there is due compliance with the correct procedures under the laws of the British Virgin Islands; and any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein may be recognized and declared enforceable against the Company by the courts of the PRC, and, if required, render an order of execution to enforce it, in accordance with the applicable provisions of the Civil Procedure Law of the PRC then in force relating to the enforceability of foreign judgments, provided that (A) the judgment was legally effective, (B) application for recognition and enforcement by the party concerned was made to the intermediate court of the PRC which has jurisdiction, (C) application for recognition and enforcement by the foreign court was made in accordance with the provisions of the international treaties concluded or acceded to by the United States and the PRC or with the principle of reciprocity, (D) the judgment was reviewed by the PRC court which has jurisdiction in accordance with the international treaties concluded or acceded to by the People’s Republic of China or on the principle of reciprocity, and (E) the PRC court concluded that the judgment does not violate the state sovereignty, security or public interest of the PRC.

(lxv) Free Writing Prospectuses. The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Final Prospectus, and any Issuer Free Writing Prospectus set forth on Schedule C hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Offered Securities, except for any Issuer Free Writing Prospectus set forth in Schedule C hereto previously approved by the Representatives and any electronic road show previously approved by the Representatives.

(lxvi) SAFE Compliance. Except as disclosed in the Pricing Disclosure Package, the Company has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders, option holders, directors and officers who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, requiring each shareholder, option holder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(lxvii) No Trading. None of the Company or any of the Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

(lxviii) Compliance with Internal Policies. The sale of the Offered Securities by the Selling Shareholders does not violate any of the Company’s internal policies regarding the sale of shares by its affiliates.

(lxix) M&A Rules. The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and

Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles (“SPVs”) formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on stock exchange located outside of the PRC; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice.

(lxx) M&A Clarifications. The issuance and sale of the Ordinary Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney (as hereinafter defined) is not and will not be, as of the date hereof or at each Delivery Date (as hereinafter defined), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006, (collectively, the “M&A Rules and Related Clarifications”).

(lxxi) Non-applicability of M&A Rules. As of the date of the most recent Preliminary Prospectus and as of the date hereof, the M&A Rules did not and do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Ordinary Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq, or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney.

(lxxii) Disclosure of M&A Rules. The statements set forth in the Pricing Prospectus under the captions “Risk Factors – Risks Related to Doing Business in China – A new PRC rule on mergers and acquisitions may require us to obtain approvals by the PRC government and regulatory authorities for this offering” are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

(lxxiii) Representation of Officers. Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(b) Each Selling Shareholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

(i) Offered Securities. Such Selling Shareholder has and at each Closing Date (as hereinafter defined), will have (A) good and marketable title to the Ordinary Shares underlying the Firm Securities and the Optional Securities to be delivered by such Selling Shareholders, free and clear of any liens, encumbrances, equities and claims and (B) full right, power and authority to effect the sale and delivery of such Firm Securities and Optional Securities.

(ii) Security Interests. Upon payment for the Offered Securities sold by such Selling Shareholder under this Agreement and the delivery by such Selling Shareholder to The Depository Trust Company (“DTC”) or its agent of such Offered Securities in book entry form to a securities account maintained by the Representatives at DTC or its nominee, and payment therefor in accordance with this Agreement, (i) under Section 8-501 of the UCC, such Representatives will acquire a valid security entitlement in respect of such Offered Securities and (ii) an action based on an “adverse claim” (as defined in UCC

Section 8-102) to the financial asset consisting of 2,330,000 ADSs deposited in or held by DTC may not be asserted against such Representatives with respect to such security entitlement if, at such time, none of the Representatives or any of the Underwriters have notice of any adverse claim with respect to such financial asset within the meaning of UCC Section 8-105.

(iii) Pricing Disclosure Package. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complied and complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Prospectus, and each Issuer Free Writing Prospectus not listed in Schedule C hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 2(b)(iii) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information.

(iv) Non-public Information. Such Selling Shareholder has reviewed the Registration Statement and the sale of the Offered Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Final Prospectus or any supplement thereto.

(v) Selling Shareholder Questionnaire. The questionnaire containing certain information regarding such Selling Shareholder and the election form which sets forth the amount of Ordinary Shares such Selling Shareholder has elected to sell in the Offering (the “Questionnaire and Election Form”), completed by such Selling Shareholder and submitted to the Company by facsimile on or before [•], 2007 does not and as of each applicable Closing Date will not contain any untrue statement of material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and such Selling Shareholder’s election to sell the number of Ordinary Shares indicated in the Election Form is valid and binding on such Selling Shareholder.

(vi) Custody Agreement. Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement and Custody Agreement (the “Custody Agreement”) in connection with the offer and sale of the Offered Securities contemplated herein and to perform its obligations under such agreements.

(vii) Power-of-Attorney. The power of attorney (“Power of Attorney”), appointing certain individuals named therein as such Selling Shareholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) relating to the transactions contemplated hereby and by the Final Prospectus, constitutes a valid instrument granting the Attorneys-in-Fact named in such Power of Attorney, the power and authority stated therein, and permits the Attorneys-in-Fact, singly or collectively, to bind such Selling Shareholder with respect to all matters granted, conferred and contemplated in such Power of Attorney and such Power of Attorney has not been revoked, cancelled or terminated at any time.

(viii) Authorization of Agreements. Each of this Agreement, the applicable Lock-up Agreement, the applicable Power of Attorney and the applicable Custody Agreement in connection with the offer and sale of the Offered Securities contemplated herein has been duly authorized, executed and delivered by such Selling Shareholder. The applicable Power of Attorney and the applicable Custody Agreement constitute valid and legally binding obligations of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(ix) Absence of Further Requirements. The execution and delivery of this Agreement, the Power-of-Attorney and the Custody Agreement, and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or by the securities or Blue Sky laws of the various states of the United States) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

(x) Ordinary Shares Freely Depositable. The Ordinary Shares represented by the Offered Securities to be sold by such Selling Shareholder may be freely deposited by such Selling Shareholder with the Depositary or with the Custodian as agent for the Depositary in accordance with the Deposit Agreement against the issuance of ADRs evidencing Securities representing such Ordinary Shares so deposited by such Selling Shareholder.

(xi) No Conflicting Obligations. The Offered Securities to be sold by the Selling Shareholder hereunder, which are represented by certificates held in custody, are subject to the interest of the Underwriters, the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable and the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law or the occurrence of any other event.

(xii) Ordinary Shares Freely Transferable. The Firm Securities, as well as the Ordinary Shares underlying such Securities, delivered at each Closing Date by such Selling Shareholder will be freely transferable by such Selling Shareholder.

(xiii) Absence of Defaults and Conflicts Resulting from Transaction. The execution, delivery and performance of this Agreement, the Power-of-Attorney and the Custody Agreement, the deposit of Ordinary Shares with the Depositary and the consummation of the transactions herein contemplated by such Selling Shareholder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties, or any agreement or instrument to which such Selling Shareholder is a party or by which the such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject, or if the Selling Shareholder is a corporate entity, the charter or by-laws of such Selling Shareholder.

(xiv) No Stabilization. Such Selling Shareholder has not taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Ordinary Shares or the Offered Securities.

(xv) No NASD Affiliations. Except as disclosed in the Registration Statement and Prospectus under the heading “Principal and Selling Shareholders,” such Selling Shareholder has no affiliations or associations with any member of the NASD.

(xvi) No Finder’s Fee. There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xvii) No Other Marketing Documents. Such Selling Shareholder has not distributed and will not distribute, prior to the later of the latest Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Shareholders, including any free writing prospectus.

(xviii) No Registration Rights. Other than as disclosed in the most recent Preliminary Prospectus, such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in this offering.

(xix) No Pre-emptive Rights. Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, right, warrants, options or other securities from the Company, other than those described in the most recent Preliminary Prospectus.

(xx) Compliance with Internal Policies. The sale of the Ordinary Shares by the Selling Shareholder does not violate any of such Selling Shareholders internal policies regarding the sale of shares by its affiliates.

(xxi) Compliance with Money Laundering Laws. The operations of such Selling Shareholder are and have been conducted at all times in compliance with financial record-keeping and reporting requirements of all applicable jurisdictions and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder with respect to the Money Laundering Laws is pending or, to the best knowledge of the such Selling Shareholder, threatened.

(xxii) Compliance with FCPA and Related Laws. Neither such Selling Shareholder nor any of it respective officers, directors, managers, agents or employees or affiliates has, directly or indirectly, made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental agency, authority or instrumentality in the United States, the PRC, the Cayman Islands or the British Virgin Islands or any other jurisdiction where either the payment or gift or the purpose of such contribution, payment or gift was, is, or would be prohibited under applicable law, rule or regulation of any relevant locality, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations promulgated thereunder. Neither such Selling Shareholder nor any of it respective officers, directors, managers, agents or employees or affiliates has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(xxiii) OFAC Compliance. Neither such Selling Shareholder nor any of it respective officers, directors, managers, agents or employees or affiliates is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither will such Selling Shareholder, directly or indirectly, use the proceeds of this Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxiv) Representation of Officers. Any certificate signed by any officer of such Selling Shareholder and delivered to the Representative or counsel for the Underwriters as required or contemplated by this Agreement shall constitute a representation and warranty hereunder by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Company and each Selling Shareholder, severally and not jointly, agree to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $[•] per ADS, the respective number of Firm Securities set forth opposite the names of the Underwriters in Schedule A-1 hereto (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions).

Executed transfer forms for the Ordinary Shares represented by the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Company, as custodian (in such capacity, the “SSH Custodian”). Each Selling Shareholder agrees that the Ordinary Shares represented by the transfer forms held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, such Offered Securities shall be delivered by the SSH Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the SSH Custodian shall have received notice of such death or other event or termination.

The Company and the SSH Custodian will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters through the facilities of DTC in a form reasonably acceptable to the Representatives against payment of the purchase price by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company for itself and as Custodian on behalf of the Selling Shareholders, as the case may be, at the Hong Kong office of Simpson Thacher & Bartlett LLP, at 9:00 A.M., New York time, on September [•], 2007, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The ADR evidencing the Firm Securities will be in definitive form, in such denominations and registered in such names as the Representatives request. The ADRs will be made available for checking and packaging at the above office or such other place designated by the Representatives at least 24 hours prior to the First Closing Date.

In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the Firm Securities set forth opposite such Underwriter’s name in Schedule A-2 bears to the total number of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Company at the above office. The ADRs evidencing the Optional Securities will be in definitive form, in such denominations and registered in such names as the Representatives request. The ADRs will be made available for checking and packaging at the above office or such other place designated by the Representatives at least 24 hours prior to the Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.

5. Certain Agreements of the Company and the Selling Shareholders. (a) The Company agrees with the several Underwriters that:

(i) Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Rule 462(b) Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representatives, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Representatives of such timely filing. If a Rule 462(b) Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

(ii) Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Rule 462(b) Registration Statement, any Preliminary Prospectus or the Final Prospectus and will not effect such amendment or supplementation without the Representatives’ consent; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Rule 462(b) Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement, any Preliminary Prospectus or the Final Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Preliminary Prospectus or the Final Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(iv) Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Rule 462(b) Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(v) Furnishing of Prospectuses. The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related Preliminary Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and each Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Final Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(vi) Prompt Filing of Amendments or Supplements. The Company will file promptly with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

(vii) Consent of Representatives to Filing. Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Final Prospectus, the Company will furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing.

(viii) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(ix) Reporting Requirements. During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(x) Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the ADS Registration Statement, the Registration Statement and the Final Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including, but not limited to, the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Final Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Offered Securities under the Securities Act and the Offering; (iii) the cost of reproducing this Agreement, the Deposit Agreement and any agreement among Underwriters, “Blue Sky” survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Offered Securities for offering and sale under state or foreign securities or “Blue Sky” laws as provided in Section 5(viii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any “Blue Sky” survey; (v) all expenses in connection with the preparation, printing and distribution of any Preliminary Prospectus and the Final Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (except related fees and expenses of Canadian counsel to the Underwriters); (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vii) all fees and expenses in connection with listing the ADSs on the Nasdaq; (viii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with any “road show” or attending or hosting meetings with prospective purchasers of the Offered Securities, except that in the event a private jet is commissioned for part or all of any such “road show,” the Company shall bear 50% of all private jet travel related expenses; and (ix) all costs and expenses related to the transfer and delivery of the Offered Securities, in the form of Ordinary Shares or ADSs, to the

Underwriters, including any transfer or other taxes payable thereon. The Company also shall pay or cause to be paid: (A) the cost of preparing certificates representing the Offered Securities; (B) the cost and charges of any transfer agent, registrar or depositary for the Offered Securities; and (C) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. Notwithstanding anything to the contrary in this Section 5, in the event that the conditions precedent set forth in Section 7 are not met, the Company shall pay all out-of-pocket accountable expenses actually incurred by the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

(xi) Use of Proceeds. The Company will use its best efforts to use the net proceeds received in connection with this offering in the manner described in the “Use of Proceeds” section of the Pricing Disclosure Package and the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(xii) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(xiii) Taxes. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(xiv) Restriction on Sale of Securities. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to any Relevant Security (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, except with respect to the issuance of Ordinary Shares upon the exercise of Company Stock Options outstanding on the date hereof, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representatives, and to cause each officer, director and shareholder of the Company set forth on Schedule F hereto to furnish to the Representatives, prior to the First Closing Date, a letter or letters, substantially in the form of Schedule E hereto (the “Lock-Up Agreements”). The initial Lock-Up Period will commence on the date hereof and continue for 90 days after the date of the commencement of the public offering of the Offered Securities or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

(xv) Listing of Securities. The Company will use its best efforts to have the Offered Securities accepted for listing on the Nasdaq and maintain the listing of the Offered Securities and the Company’s existing ADSs on the Nasdaq.

(xvi) Filing of Reports. The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Offered Securities, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the Rules and Regulations within the time periods required thereby.

(xvii) Performance of Obligations. The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Securities and the Optional Securities.

(xviii) No Stabilization. The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(xix) SAFE Compliance. The Company shall comply with the SAFE Rules and Regulations, and shall use best efforts to cause its shareholders and option holders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requesting each shareholder and option holder, that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(xx) D&O Insurance. The Company maintains or, prior to the First Closing Date, the Company will purchase insurance covering its directors and officers for liabilities or losses arising in connection with this offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and the Rules and Regulations.

(xxi) Local Security Laws. The Company shall arrange for the qualification of the Offered Securities for sale under the foreign or state securities or “Blue Sky” laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(xxii) Transfer Restrictions. The Company shall at all times maintain transfer restrictions (including the inclusion of legends in share certificates, as may be required) with respect to the Company’s Ordinary Shares which are subject to transfer restrictions pursuant to this Agreement and the Lock-Up Agreements and shall ensure compliance with such restrictions on transfer of restricted Ordinary Shares. The Company shall retain all share certificates which are by their terms subject to transfer restrictions until such time as such transfer restrictions are no longer applicable to such securities.

(xxiii) Deposit Agreement. The Company will comply with the terms of the Deposit Agreement so that ADSs will be delivered by the Depositary to each Underwriter’s participant account in DTC, pursuant to this Agreement at the applicable Closing Date.

(xxiv) Cayman Islands Approvals. The Company agrees (i) not to attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Offered Securities, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

(xxv) Sarbanes-Oxley Compliance. The Company will use its best efforts to comply with Sarbanes-Oxley, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply in with Sarbanes-Oxley.

(xxvi) OFAC. The Company will not directly or indirectly use the proceeds of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(b) Each of the Selling Shareholders agrees with the several Underwriters that:

(i) Such Selling Shareholder, severally and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Offered Securities by such Selling Shareholder to the Underwriters, (ii) the fees and disbursements of their respective local counsel and accountants, except for the fees and expenses, if any, incurred by the Company’s counsel on behalf of the Selling Shareholders which will be borne by the Company and (iii) to the extent applicable, any fees and expenses of the authorized agent for service of process in the State of New York, County of New York in any action arising out of or relating to this Agreement.

(ii) Such Selling Shareholder, severally and not jointly, will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities by such Selling Shareholder and on the execution and delivery of this Agreement. All payments to be made by each Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder or the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, a Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(iii) Such Selling Shareholder agrees during the relevant Lock-Up Period not to (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) demand the filing with the Commission of a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representatives. Notwithstanding the foregoing, a transfer of Ordinary Shares or ADSs to a family member, or a trust or an entity beneficially owned by such Selling Shareholder or a family member of such Selling Shareholder, may be made prior to the expiration of the Lock-Up Period without prior consent from the Representatives, provided that the transferee agrees to be bound in writing by the terms of the Lock-Up Agreements prior to such transfer and such transfer shall not involve a disposition for value.

The initial Lock-Up Period for each Selling Shareholder will commence on the date hereof and will continue and include the date 90 days after the date hereof or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

(iv) Sales of Company Securities. Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 6(b)(iii) during the period from the date of this Agreement to and including the 34th day following the expiration of the relevant Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the relevant Lock-Up Period (as such may have been extended pursuant to Section 7(a)) has expired.

(v) W-9 / W-8 Form. Such Selling Shareholder will procure delivery to the Representatives on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 or applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(vi) Interest of Underwriters. The Offered Securities to be sold by the Selling Shareholder hereunder, which are represented by certificates held in custody, are subject to the interest of the Underwriters, the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law or the occurrence of any other event.

(vii) Material Event. Such Selling Shareholder will notify promptly the Company and the Representatives if, at any time prior to the date on which the distribution of the Offered Securities as contemplated herein and in the Final Prospectus has been completed, as determined by the Representatives, such Selling Shareholder has knowledge of the occurrence of any event relating to such Selling Shareholder as a result of which the Final Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (except in the case of the Registration Statement), in the light of the circumstances under which they were made not misleading.

(viii) Further Agreement. Such Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and to do and perform all things to be done and performed under this Agreement prior to any Closing Date and to satisfy all conditions precedent of such Selling Shareholder to the delivery of the Offered Securities and underlying Ordinary Shares to be sold by such Selling Shareholder pursuant to this Agreement.

6. Free Writing Prospectuses. The Company and each Selling Shareholder represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and each Selling Shareholder represent that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and each Selling Shareholder herein (as though made on such Closing Date), to the accuracy of the statements of officers of the Company and each Selling Shareholder, as the case may be, made pursuant to the provisions hereof, to the performance by the Company and each Selling Shareholder of its respective obligations hereunder and to the following additional conditions precedent:

(a) Accountants’ Comfort Letter. The Representatives shall have received letters, dated, respectively, the date hereof and each Closing Date, of PricewaterhouseCoopers confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Schedule D hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule D hereto shall be a date no more than three business days prior to such Closing Date).

(b) Effectiveness of Registration Statement. If the Effective Time of the Rule 462(b) Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by the Representatives. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

(c) No Material Adverse Change. (i) Since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have occurred any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, stockholders’ equity business, management properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to market the Offered Securities.

(d) Absence of Occurrence of Certain Events. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change in either U.S., Cayman Islands, British Virgin Islands, PRC or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representatives, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq, the Hong Kong Stock Exchange or London Stock Exchange, or any material disruption in the settlement of such trading, or any setting of minimum or maximum prices for trading on such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by any U.S. federal, New York, Cayman Islands, British Virgin Islands, London, Hong Kong or PRC authorities; (v) any major disruption of settlements of securities, payment, or clearance services in the United States, the Cayman Islands, the British Virgin Islands, the United Kingdom, Hong Kong, the PRC or any other country where such securities are listed or (vi) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, the Cayman Islands, the British Virgin Islands, the United Kingdom, Hong Kong or the PRC, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(e) Opinion of U.S. Counsel for Company. The Representatives shall have received an opinion, dated such Closing Date, of Skadden, Arps, Slate, Meagher & Flom, U.S. counsel for the Company, in form and substance satisfactory to the Representatives.

(f) Opinion of Selling Shareholders U.S. Counsel. The Representatives shall have received an opinion, dated such Closing Date, of the Selling Shareholders’ U.S. counsel, in form and substance satisfactory to the Representatives.

(g) Opinion of Cayman Islands Counsel for Company. The Representatives shall have received an opinion, dated such Closing Date, of Conyers Dill & Pearman, Cayman Islands counsel for the Company, in form and substance satisfactory to the Representatives.

(h) Opinion of PRC Counsel for Company. The Representatives shall have received an opinion, dated such Closing Date, of Tian Yuan Law Firm, PRC counsel for the Company, in form and substance satisfactory to the Representatives.

(i) Opinion of British Virgin Islands Counsel for Company. The Representatives shall have received an opinion, dated such Closing Date, of Conyers Dill and Pearman, British Virgin Islands counsel for the Company, in form and substance satisfactory to the Representatives.

(j) Opinion of Local Counsel for each Selling Shareholder. The Representatives shall have received an opinion, dated such Closing Date, of the counsel for each Selling Shareholder for its jurisdiction of incorporation or organization, in form and substance satisfactory to the Representatives.

(k) Opinion of Depositary’s Counsel. The Representatives shall have received an opinion, dated such Closing Date, of Emmet Marvin & Martin LLP, counsel for the Depositary, in form and substance satisfactory to the Representatives.

(l) Opinion of PRC Counsel for Underwriters. The Representatives shall have received from King & Wood, PRC counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(m) Opinion of U.S. Counsel for Underwriters. The Representatives shall have received from Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Simpson Thacher & Bartlett LLP may rely as to all matters governed by Cayman Islands law and British Virgin Islands law upon the opinion of Conyers Dill & Pearman referred to above and all matters governed by PRC law upon the opinion of Tian Yuan Law Firm and the opinion of King & Wood, each as referred to above.

(n) Officer’s Certificate. The Representatives shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; the Rule 462(b) Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) of Regulation S-T of the Commission; and, subsequent to the date of the most recent financial statements in the Pricing Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the Pricing Disclosure Package or as described in such certificate.

(o) Selling Shareholders’ Certificates. The Representative shall have received a certificate, dated such Closing Date, of an attorney-in-fact for each Selling Shareholder in which such attorney-in-fact, to the best of its knowledge after reasonable investigation, shall state that: the representations and warranties of such Selling Shareholder in this Agreement are true and correct; and the Selling Shareholders have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

(p) Lock-up Agreements. On or prior to the date hereof, the Representatives shall have received the Lock-up Agreements.

(q) Depositary’s Certificate. The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representative of one of its authorized officers with respect to the deposit with it of the Ordinary Shares represented by the Offered Securities against issuance of the ADRs evidencing the Offered Securities, the execution, issuance, countersignature and delivery of the ADRs evidencing the Offered Securities pursuant to the Deposit Agreement and such other matters related thereto as the Representative may reasonably request.

(r) Execution of Deposit Agreement. The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of the Ordinary Shares and the issuance of the Offered Securities in accordance with the Deposit Agreement.

(s) Form W-9 / W-8. On or prior to the First Closing Date, the Representative shall have received from the Custodian United States Treasury Department Form W-9 or the applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) properly completed and executed by each Selling Shareholder.

(t) Nasdaq Approval. The Offered Securities shall have been approved to be listed on the Nasdaq.

(v) DTC Eligibility. On or prior to the First Closing Date, the Offered Securities shall be eligible for clearance and settlement through the facilities of DTC.

(u) No Unapproved Supplemental Disclosure. No Issuer Free Writing Prospectus, Preliminary Prospectus, amendment or supplement to the Registration Statement, ADS Registration Statement or Final Prospectus shall have been filed to which the Representatives object in writing.

(v) No Material Adverse Change. Between the time of execution of this Agreement and such Closing Date, no material adverse change or any development involving a prospective material adverse change in the earnings, business, properties, management, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, shall occur or become known.

(w) M&A Rules. There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives (after consultation with the Company if practicable) would make it inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered at such delivery date (“Delivery Date”) on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, at such Delivery Date, the respective opinions of such counsel).

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

8. Indemnification and Contribution. (a) Indemnification of Underwriters by Company and Selling Shareholders. The Company and the Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Preliminary Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or in any amendment or supplement thereto or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or any “Blue Sky” application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Offered Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or, with respect to the Selling Shareholders, any “free writing prospectus” (as defined in Rule 405)

prepared by or on behalf of a Selling Shareholder or used or referred to by such Selling Shareholder in connection with the offering of the Offered Securities in violation of Section 6 of this Agreement, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company and the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided further that the liability of each indemnifying Selling Shareholder pursuant to this subsection shall not exceed the product of the number of shares of Offered Securities sold by such indemnifying Selling Shareholder and the price per share of Offered Securities set forth in Section 3 hereof. The foregoing indemnity agreement is in addition to any liability that the Selling Shareholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

(b) Indemnification of Company and Selling Shareholders. Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Selling Shareholder (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Preliminary Prospectus as of any time, the Final Prospectus, or any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus furnished on behalf of each Underwriter: the information contained in the [•],[•] and [•] paragraphs under the caption “Underwriting”.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, (A) without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, or (B) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

(e) Control Persons. The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, Credit Suisse may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers on behalf of the Company, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder or the Company or, in each case, any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company and the Selling Shareholders will reimburse the Underwriters for all out-of-pocket accountable expenses actually incurred (including but not limited to fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Shareholders and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the U.S. Representatives, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, Fax: +1 (212) 325 6665 and Lehman Brothers Inc., 745 Seventh Avenue, New York, N.Y. 10019, Attention: Syndicate Registration, Fax: +1 (646) 834-8133, with a copy, in the case of any notice pursuant to Section 8 of this Agreement, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, N.Y. 10022, Fax: +1 (212) 520-0421, and to the International Representatives, Credit Suisse (Hong Kong) Limited, 45th Floor, Two Exchange Square, 8 Connaught Road, Central, Hong Kong, Attention: LCD-IBD, Fax: +852 2101-7725 and Lehman Brothers

International (Europe), 25 Bank Street, London E14 5LE, United Kingdom, Attention: Legal Department, Fax: +44 (0) 227-102-1000, with a copy to Underwriters’ U.S. counsel, Simpson Thacher & Bartlett LLP, 35/F, ICBC Tower, 3 Garden Road, Central, Hong Kong, Attention: Leiming Chen, Fax: +(852) 2869-7694, and if sent to the Company, or any Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to it at JA Solar Holdings Co., Ltd., Jinglong Group Industrial Park, Jinglong Street, Ningjin, Hebei province 055550, People’s Republic of China, Attention: Huaijin Yang, CEO, Fax: +(86) 319-580-0760, with a copy to the Company’s U.S. counsel, Skadden, Arps, Slate, Meagher & Flom, 42/F, Edinburgh Tower, The Landmark, 15 Queen’s Road, Central, Hong Kong, Attention: Gregory G.H. Miao, Fax: +(852) 3740-4700; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered by hand or sent via facsimile and confirmed to such Underwriter.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by either Representative individually will be binding upon all the Underwriters.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15. Absence of Fiduciary Relationship and Research Analyst Independence. The Company and each Selling Shareholder acknowledge and agree that:

(a) No Other Relationship. The Representatives have been retained solely to act as underwriters in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Shareholders on the one hand and the Representatives on the other has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representatives have advised or are advising the Company or the Selling Shareholders on other matters;

(b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representatives, and the Company and the Selling Shareholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company and the Selling Shareholders have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders, and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company and each Selling Shareholder waive, to the fullest extent permitted by law, any claims any of them may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, or any Selling Shareholder, including their respective stockholders, employees or creditors.

(e) Research Analyst Independence. The Company acknowledges that the Representatives’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Representatives’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and each Selling Shareholder waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholder may have against the Representatives with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Shareholders by such Representatives’ investment banking divisions. The Company and the Selling Shareholders acknowledge that each of the Representatives is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company and each Selling Shareholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each Selling Shareholder irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company and each Selling Shareholder irrevocably appoint CT Corporation System, currently of 111 Eighth Avenue, New York, NY, 10011, as each of their authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Company or any Selling Shareholder by the person serving the same to the address provided in Section 11 hereof, shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder in any such suit or proceeding. The Company and each Selling Shareholder further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

The obligation of the Company and the Selling Shareholders pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and the Selling Shareholders agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company and the Selling Shareholders an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Very truly yours,

JA SOLAR HOLDINGS CO., LTD.

By
Name:	Huaijin Yang
Title:	Chief Executive Officer

SELLING SHAREHOLDERS

By
Name:	[•]
Attorney-in-fact for and on behalf of the Selling Shareholders

[Representatives’ Signature Page Follows]

[Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Acting on behalf of themselves and as the U.S. Representatives of the several U.S. Underwriters

By	CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

By	LEHMAN BROTHERS INC.

By:
Name:
Title:

Acting on behalf of themselves and as the International Representatives of the several International Underwriters

By	CREDIT SUISSE (HONG KONG) LIMITED

By:
Name:
Title:

By	LEHMAN BROTHERS INTERNATIONAL (EUROPE)

By:
Name:
Title:

[Underwriting Agreement]

SCHEDULE A-1

U.S. UNDERWRITERS

Underwriter	Number of Firm Securities	Number of Optional Securities*
Credit Suisse Securities (USA) LLC
Lehman Brothers Inc.
CIBC World Markets Corp.
Piper Jaffray & Co.

Total

*	Assumes option is exercised in full.

SCHEDULE A-2

INTERNATIONAL UNDERWRITERS

Underwriter	Number of Firm Securities	Number of Optional Securities*
Credit Suisse (Hong Kong) Limited
Lehman Brothers International (Europe)
CIBC Asia Limited
Piper Jaffray & Co.

Total

*	Assumes option is exercised in full.

SCHEDULE B

SELLING SHAREHOLDERS

Selling Shareholder	Number of Firm Securities to be Sold
Jinglong Group Co., Ltd.	2,000,000
Improve Forever Investments Limited	180,000
Express Power Investments Limited	150,000

Total	2,330,000

SCHEDULE C

ISSUER FREE WRITING PROSPECTUSES

1. General Use Issuer Free Writing Prospectuses (included in the Pricing Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

[•]

2. Limited Use Issuer Free Writing Prospectus (included in the Pricing Disclosure Package)

The following information is also included in the Pricing Disclosure Package:

[•]

3. Other Information Included in the General Disclosure Package

The following information is also included in the Pricing Disclosure Package:

[•]

SCHEDULE D

[Intentionally Omitted]

SCHEDULE E

FORM OF SELLING SHAREHOLDER / DIRECTOR / EXECUTIVE OFFICERS LOCK-UP AGREEMENT

CREDIT SUISSE SECURITIES (USA) LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, N.Y. 10019

As Representatives of the Several Underwriters named in

Schedule A attached to the Underwriting Agreement

[DATE], 2007

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by JA Solar Holdings Co., Ltd. (the “Company”) and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the “Offering”) of American depositary shares (the “ADSs”), each representing three ordinary shares, par value US$0.0001 per share, of the Company (the “Ordinary Shares”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that during the Lock-Up Period (as described below) not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs or enter into a transaction which would have the same effect or (ii) enter into any swap, hedge, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such aforementioned transaction is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise, (iii) demand the filing of a registration statement pursuant to a shareholder’s agreement or otherwise, or (iv) publicly disclose the intention to make any such offer, sale, pledge, or disposition, or enter into any such transaction, swap, hedge, or other arrangement, without, in each case as mentioned in (i), (ii), (iii) or (iv) above, the prior written consent of the Representatives, except the Ordinary Shares in the form of ADSs to be sold by the Selling Shareholder hereunder. The initial Lock-Up Period will commence on [•], 2007 and will continue and include the date 90 days after the date of the final Prospectus covering the Offering or such earlier date that the Representatives consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

A transfer of Ordinary Shares or ADSs to a family member, or a trust or an entity beneficially owned by the undersigned or a family member of the undersigned, may be made prior to the expiration of the Lock-Up Period without prior consent from the

Representatives, provided that the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and such transfer shall not involve a disposition for value.

Very truly yours,

[SELLING SHAREHOLDER / DIRECTOR / EXECUTIVE OFFICER]

(Name)

(Address)

SCHEDULE F

LIST OF OFFICERS, DIRECTORS AND SELLING SHAREHOLDERS

Directors & Officers

Name	Position
Baofang Jin	Chairman of the Board of Directors
Huaijin Yang	Chief Executive Officer and Director
Kang Sun	President, Chief Operating Officer and Director
Ximing Dai	Chief Technology Officer and Director
Bingyan Ren	Director
Erying Jia	Director
Nai-Yu Pai	Independent Director
Elmer Hsu	Independent Director
Honghua Xu	Independent Director
Hexu Zhao	Chief Financial Officer
Qingtang Jiang	Vice President of Operations
Jian Wu	Vice President of Business Development
Raymond P. Wilson	Vice President of Sales and Marketing

Selling Shareholders

Jinglong Group Co., Ltd

Improve Forever Investments Limited

Express Power Investments Limited

SCHEDULE G

SUBSIDIARIES

Subsidiaries Incorporated in the PRC (“PRC Subsidiaries”)

JingAo Solar Co., Ltd.

Shanghai JA Solar Technology Co., Ltd.

Shanghai JA Solar PV Technology Co., Ltd.

Subsidiary Incorporated Outside the PRC (“Overseas Subsidiary”)

JA Development Co., Ltd.

JA Solar USA Inc.